Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the reference to us in the Amendment to the Form 10-KSB annual report of ITS Networks, Inc. of our report dated December 20, 2002, relating to the consolidated financial statements and financial statement schedule, which appear in this amendment to the Form 10-KSB of ITS Networks, Inc.


April  17,  2003                           Gray  &  Northcutt,  PLLC

                                           By:/s/  Charles  Gray